UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   December 12, 2005

GENERAL MILLS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1185	41-0274440

(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

Number One General Mills Boulevard
Minneapolis, Minnesota		55426
(Mail: P.O. Box 1113)		(Mail: 55440)

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:   (763) 764-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 12, 2005, General Mills, Inc. (the “Company”) entered into a Second Supplemental Indenture (the “Second Supplemental Indenture”) with BNY Midwest Trust Company, the trustee (the “Trustee”) for the Company’s Zero Coupon Convertible Senior Debentures Due 2022 (the “Debentures”). The Second Supplemental Indenture amends and supplements the Indenture, dated as of October 28, 2002 (as amended, the “Indenture”), between the Company and the Trustee relating to the Debentures by (i) eliminating a provision in the Indenture that prohibited the Company from paying cash upon conversion of the Debentures if an event of default, as defined in the Indenture, exists at the time of conversion and (ii) clarified the Indenture by providing that the Company’s elections to satisfy repurchase obligations and conversions of Debentures in cash, stock or a combination of cash and stock become irrevocable after the Company has given notice of such elections. A copy of the Second Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

On December 12, 2005, the Company made an irrevocable election (i) to satisfy all future obligations to repurchase Debentures solely in cash and (ii) to satisfy all future conversions of Debentures (a) solely in cash up to an amount equal to the accreted value of the Debentures and (b) at the Company’s discretion, in cash, stock or a combination of cash and stock to the extent the conversion value of the Debentures exceeds the accreted value. A copy of the irrevocable election is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On December 12, 2005, the Company issued a press release providing a preliminary report of the Company’s financial performance for the second quarter of fiscal 2006. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01	Other Events.

On December 12, 2005, the Company issued a press release updating guidance for the Company’s projected financial performance for fiscal 2006 and announcing an increase in the Company’s quarterly dividend. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Second Supplemental Indenture, dated as of December 12, 2005, between General Mills, Inc. and BNY Midwest Trust Company.
4.2	Notice of Irrevocable Election, dated December 12, 2005, to Holders of General Mills, Inc. Zero Coupon Convertible Senior Debentures Due 2022.
99.1	Press release of General Mills, Inc. dated December 12, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2005	GENERAL MILLS, INC.

By:	/s/ Siri S. Marshall

Name: Siri S. Marshall Title: Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

4.1	Second Supplemental Indenture, dated as of December 12, 2005, between General Mills, Inc. and BNY Midwest Trust Company.

4.2	Notice of Irrevocable Election, dated December 12, 2005, to Holders of General Mills, Inc. Zero Coupon Convertible Senior Debentures Due 2022.

99.1	Press release of General Mills, Inc. dated December 12, 2005.